SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  January 27, 2003
(date of earliest event reported)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Asset Securitization Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware	333-98155	06-1204982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Avenue of the Americas New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 713-2000

ITEM 5. OTHER EVENTS.

The consolidated financial statements of MBIA, a wholly owned subsidiary of MBIA Inc., and its subsidiaries as of December 31, 2001 and December 31, 2000 and for each of the three years in the period ended December 31, 2001, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 2001 (which was filed with the Securities and Exchange Commission on March 29, 2002, Commission File Number 1-9583), and the consolidated financial statements of MBIA and its subsidiaries as of September 30, 2002 and for the nine month period ended September 30, 2002 and September 30, 2001 included in the Quarterly Report on Form 10-Q of MBIA Inc. for the period ended September 30, 2002 (which was filed with the Securities and Exchange Commission on November 14 , 2002), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-98155) of the Registrant (the “Prospectus”); and (iii) the Prospectus Supplement for MASTR Asset Securitization Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1, (the “Prospectus Supplement”), and shall be deemed to be a part hereof.  The consent of PricewaterhouseCoopers LLP to the incorporation by reference of their report on such financial statements in this Form 8-K and to being named as “Experts” in the Prospectus Supplement is attached hereto as Exhibit 23.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL

INFORMATION AND EXHIBITS.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

23.1

Consent of PricewaterhouseCoopers LLP

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGE ASSET SECURITIZATION

TRANSACTIONS, INC.

By: /s/ Hugh T. Corcoran

Name:

Hugh T. Corcoran

Title:

Managing Director

By: /s/ Saro Cutri

Name:

Saro Cutri

Title:

Director

Dated: January 28, 2003

EXHIBIT INDEX

Exhibit

Description

23.1

Consent of PricewaterhouseCoopers LLP